Exhibit 10.14.1

Tritium Holdings Pty Ltd

Tritium Pty Ltd

St Baker Energy Holdings Pty Ltd ATF St Baker Energy Innovation Trust

Amendment Deed - St Baker Loan Agreement

Amendment Deed – St Baker Loan Agreement

Contents

1	Definitions and Interpretation	3

	1.1 Definitions	3

	1.2 Incorporated terms	4

2	Consideration	4

3	Amendment and continuation	4

	3.1 Clause 1.1 – Amended definitions	4

	3.2 Clause 1.1 – New definition	4

	3.3 Loan Agreement in full force and effect	5

4	Conditions precedent	5

5	Representations and warranties	5

	5.1 General	5

6	Acknowledgments	5

	6.1 Obligors	5

	6.2 Lender	6

7	Costs and expenses	6

8	General	6

	8.1 Counterparts	6

	8.2 Electronic execution	6

	8.3 Governing law and jurisdiction	6

	8.4 Deed	7

Amendment Deed – St Baker Loan Agreement

Date 21 January 2022

Parties

Tritium Holdings Pty Ltd ACN 145 324 910 of 48 Miller Street, Murarrie QLD 4172 (Borrower)

Tritium Pty Ltd ACN 095 599 280 of 48 Miller Street, Murarrie QLD 4172 (Guarantor)

St Baker Energy Holdings Pty Ltd ACN 010 165 554 as trustee for the St Baker Energy Innovation Trust ABN 60 715 308 891 of Level 11, 344 Queen Street, Brisbane QLD 4000 (Lender)

Agreed terms

1	Definitions and Interpretation

1.1	Definitions

In this document the capitalised terms have the meaning given to them in the Loan Agreement, and the following terms have the following meanings:

Amendment Date	The date on which the conditions precedent set out in clause 3 are satisfied.

Cigna Facility Document	The Cigna Loan Agreement and each document defined in the Cigna Loan Agreement as a ‘Finance Document’.

Cigna Loan Agreement	The document titled ‘Senior Loan Note Subscription Agreement’ dated 7 December 2021, as amended from time to time, between among others, the Borrower, the Guarantor, the Lender, HealthSpring Life & Health Insurance Company, Inc, Cigna Health and Life Insurance Company, Barings Target Yield Infrastructure Debt Holdco 1 S.À R.L. and CBA Corporate Services (NSW) Pty Limited.

Loan Agreement	The document titled ‘Loan Agreement’ dated on or about 30 April 2020 between the Borrower, the Guarantor and the Lender.

Intercreditor Deed	The document titled ‘Intercreditor Deed’ dated on or about the date of this document between, among others, the Borrower, the Guarantor, the Lender, HealthSpring Life & Health Insurance Company, Inc, Cigna Health and Life Insurance Company, Barings Target Yield Infrastructure Debt Holdco 1 S.À R.L. and CBA Corporate Services (NSW) Pty Limited.

Amendment Deed – St Baker Loan Agreement	page 3

1.2	Incorporated terms

Clause 1.2 (“Interpretation”) to clause 1.7 (“Document or agreement) (inclusive) of the Loan Agreement applies to this document as if set out in full with and reference to “this agreement or “this Agreement is a reference to this document.

2	Consideration

Each party enters into this document for valuable consideration from the other party and receipt of the consideration is acknowledged by each party.

3	Amendment and continuation

On and from the Amendment Date, the Loan Agreement is amended in accordance with this clause 3.

3.1	Clause 1.1 – Amended definitions

The definitions for “Cigna Loan Agreement” and “Term” in clause 1.1 (“Definitions”) of the Loan Agreement are amendment by its deletion and replacement as follows:

Cigna Loan Agreement means the document titled ‘Senior Loan Note Subscription Agreement’ dated 7 December 2021, as amended from time to time, between among others, the Borrower, the Guarantor, the Lender, HealthSpring Life & Health Insurance Company, Inc, Cigna Health and Life Insurance Company, Barings Target Yield Infrastructure Debt Holdco 1 S .À R.L. and CBA Corporate Services (NSW) Pty Limited.

Term means the period commencing on the Commencement Date and ending on the earlier of:

(a)	the date on which the Principal Outstanding is fully repaid (including any accured but unpaid interest) in accordance with the terms of this Agreement; and

(b)	the date on which repayment of the Principal Outstanding (including any accrued but unpaid interest) may be fully repaid in accordance with the Intercreditor Deed.

3.2	Clause 1.1 – New definition

The definition for “Intercreditor Deed” as set out below is inserted into clause 1.1 (“Definitions”) of the Loan Agreement.

Intercreditor Deed means the document titled ‘Intercreditor Deed’ dated on or about 20 January 2022 between, among others, the Borrower, the Guarantor, the Lender, HealthSpring Life & Health Insurance Company, Inc, Cigna Health and Life Insurance Company, Barings Target Yield Infrastructure Debt Holdco 1 S.À R.L. and CBA Corporate Services (NSW) Pty Limited.

Amendment Deed – St Baker Loan Agreement	page 4

3.3	Loan Agreement in full force and effect

The Loan Agreement as amended by this document is and continues to be in full force and effect.

4	Conditions precedent

The amendment in clause 3 does not take effect until:

(a)	the Intercreditor Deed has been executed by each party to it; and

(b)	Financial Close has occurred under the Cigna Loan Agreement.

5	Representations and warranties

5.1	General

(a)	Each Obligor represents and warrants that at the time of its execution of this document:

(i)	Capacity: it has capacity unconditionally to execute, deliver and comply with its obligations under this document;

(ii)	Authority: it has taken all necessary action to authorise the unconditional execution and delivery of, and compliance with, its obligations under this document;

(iii)	Enforceability: this document constitutes the valid and legally binding obligations of it and is enforceable against it in accordance with its terms;

(iv)	Execution: it has duly executed this document;

(v)

Constituent documents: its unconditional execution and delivery of, and compliance with its obligations under, this deed do not contravene its constituent documents or any obligation of it under any law or to any other person.

(b)

The interpretation of any statement contained in any representation or warranty will not be restricted by reference to or inference from any other statement contained in any other representation or warranty.

(c)	Each Obligor acknowledges that the Lender enters into this document in reliance on each representation and warranty.

6	Acknowledgments

6.1	Obligors

Each Obligor:

(a)	agrees to the amendments to the Loan Agreement effected by this document;

(b)	agrees that this document is a Finance Document for the purposes of the Loan Agreement (as amended by this document); and

Amendment Deed – St Baker Loan Agreement	page 5

(c)

acknowledges that the Lender has agreed to execute this document at the request of the Obligors, and that this is without prejudice to any other current or future right the Lender may have against the Obligors or any other party or under or in connection with any Finance Document.

6.2	Lender

The Lender acknowledges that it has received and reviewed a copy of the Cigna Loan Agreement and all other Cigna Facility Documents it considered relevant prior to entering into this document.

7	Costs and expenses

The Borrower must pay:

(a)	all stamp and other duties and taxes and all registration and other like fees which may be payable in respect of this document;

(b)	the costs and expenses (including legal fees and disbursements) incurred by each party in the preparation, negotiation, execution, action under and enforcement of this document.

8	General

8.1	Counterparts

(a)	This document may consist of a number of counterparts and, if so, the counterparts taken together constitute one document.

8.2	Electronic execution

Each party unreservedly and irrevocably agrees that:

(a)	this document may be executed electronically;

(b)	any electronic signature of any signatory on behalf of a party to this document is conclusive evidence of the party’s and the signatory’s intention that the party be bound by this document; and

(c)	this document shall not be challenged or denied any legal effect, validity and/or enforceability solely on the ground that it is in the form of an electronic record.

If this document has been signed electronically, each signatory on behalf of that party consents to electronic execution of this document under section 127(1) and 127(3B) of the Corporations Act 2001 (Cth) (as modified by subsection 6 of the Treasury Laws Amendment (2021 Measures No. 1) Act 2021 (Cth)) or any similar legislation in the jurisdiction of its incorporation and confirms that they hold the position indicated at their electronic signature.

8.3	Governing law and jurisdiction

(a)	This document is governed by and is to be construed in accordance with the laws applicable in Queensland.

(b)

Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in Queensland and any courts which have jurisdiction to hear appeals from any of those courts and waives any right to object to any proceedings being brought in those courts.

Amendment Deed – St Baker Loan Agreement	page 6

8.4	Deed

This document is a deed. Factors which might suggest otherwise are to be disregarded.

Amendment Deed – St Baker Loan Agreement	page 7

Execution

Executed as a deed.

Borrower

Executed by Tritium Holdings Pty Ltd	)
ACN 145 324 910:	)
)

/s/ Trevor Charles St Baker		/s/ David Andrew Finn
Director		Director / Company Secretary

Trevor Charles St Baker		David Andrew Finn
Name of Director (print)		Name of Director / Company Secretary (print)

Guarantor

Executed by Tritium Pty Ltd ACN 095 599 280:	) )
)

/s/ Trevor Charles St Baker		/s/ David Andrew Finn
Director		Director / Company Secretary

Trevor Charles St Baker		David Andrew Finn
Name of Director (print)		Name of Director / Company Secretary (print)

Lender

Executed by St Baker Energy Holdings Pty Ltd ACN 010 165 554 as trustee for the St Baker Energy Innovation Trust ABN 60 715 308 891:	) ) )

Director		Director / Company Secretary

Name of Director (print)		Name of Director / Company Secretary (print)

Amendment Deed – St Baker Loan Agreement

Execution

Executed as a deed.

Borrower

Executed by Tritium Holdings Pty Ltd	)
ACN 145 324 910:	)
)

Director		Director / Company Secretary

Name of Director (print)		Name of Director / Company Secretary (print)

Guarantor

Executed by Tritium Pty Ltd ACN 095 599 280:	) )
)

Director		Director / Company Secretary

Name of Director (print)		Name of Director / Company Secretary (print)

Lender

Executed by St Baker Energy Holdings Pty Ltd ACN 010 165 554 as trustee for the St Baker Energy Innovation Trust ABN 60 715 308 891:	) ) )

/s/ Trevor Charles St Baker		/s/ Stephen Charles St Baker
Director		Director / Company Secretary

Trevor Charles St Baker		Stephen Charles St Baker
Name of Director (print)		Name of Director / Company Secretary (print)

Amendment Deed – St Baker Loan Agreement